SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                             Amended Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported):  April 20, 2001

                         Commission File No.: 333-80429



                             INVVISION CAPITAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                               75-2823489
-------------------------------             -------------------------------
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)


              2515 Tarpley Road, Suite 100, Carrollton, Texas 75006
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (214) 390-0801
                            ------------------------
                            (Issuer telephone number)


                              OMNI PARK PASS, INC.
                   -------------------------------------------
                   (Former name, if changed since last report)


           12655 N. Central Expressway, Suite 416, Dallas, Texas 75243
          ------------------------------------------------------------
                 (Former address, if changed since last report)

Item 1.     Changes in Control of Registrant.

         On April 20, 2001, the Company affected a reverse split on a 1:8 basis. Following the reverse split, the Company issued 4,257,393 shares of the Company. in exchange for 4,257,393 shares of Invvision Capital Inc., a private Texas Corporation.

         Following the transaction described above, Invvision Capital now beneficially owns approximately 4.3 million shares of the Registrant's common stock (79.4%) and thus acquired control of the Registrant.

Shareholders owning 5% of more of stock:

Dove Loop Holdings, Inc.                             400,000 Shares

Oslin Nation 1993 Trust                              1,350,000 Shares

Rea Capital Corporation                              1,650,000 Shares

Item 2.  Acquisition or Disposition of Assets

         On  April  20,  2001  Invvision   capital(the   "Company")  closed  the
previously reported transaction to acquire through a reverse acquisition Omni Park Pass Inc.("OPP")

         OPP started the year 2000 as Asset Servicing Corporation ("ASC") and was in the business of originating, underwriting, documenting, closing, funding, and servicing leases for manufacturing and transportation equipment for businesses. OPP solicited many kinds of businesses and made leases with above average returns. OPP had fiscal 2000 revenues and net losses of approximately $11 thousand and $3.3 million, respectively OPP had a negative net worth of approximately $348,000 at December 31, 2000.

         The acquisition was consummated following approval of the exchange agreement by the shareholders of OPP. The Company exchanged approximately 4.3 million shares of its common stock to the former OPP shareholders on the effective date of the April 20, 2001 for approximately 4.3 million shares of OPP's common stock.

Item 4.  Changes in Registrant's Certifying Accountant.

         As a result of the previously reported change of control the registrant engaged a new independent accountant as the principal accountant to audit the registrant's financial statements. The new independent accountant is Weaver and Tidwell L.L.P, Dallas Texas. The change in accountants, which was effective June 1, 2001, was recommended by the registrant's Executive Vice President and approved by the board of directors.

         The former accountant's report on the financial statements as of and for the fiscal year ended December 31, 2000 was unqualified and contained a "going concern" comment. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         Prior to the new engagement, the registrant had not consulted the new accountant regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the financial statements, or any advice as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement with the previous accountant.

         The registrant has provided the former accountant, Crowder and Pearson PC Dallas, Texas, with a copy of the disclosures it is making in response to this item in this Form 8-K and has requested the former accountant to furnish a letter addressed to the Securities and Exchange Commission stating whether the former accountant agrees with the statements made and, if not, stating the respects in which it disagrees. The registrant shall file the letter as an exhibit to this Form 8-K.

Item 5.     Other Events.

         On April 20, 2001, Edward P. Rea, John Edward Rea, and C. Joe Smith were elected as directors by the majority stockholders. Charles Smith was removed as a director on this date. The directors elected John Edward Rea to serve as president, C. Joe Smith to serve as treasurer and Hulene Works as secretary. Charles Smith was removed as president and secretary. On April 23, 2001, the Company changed its name to INVVISION CAPITAL, INC.

Bios of Directors:

Edward P. Rea - Has a 35-year track record in the development, acquisition, capitalization, expansion, reorganization and sale of companies. Former founder/partner and CEO of real estate investment/development company specializing in large-scale developments in Denver, Dallas, and Atlanta, and amassing over $1 billion in assets for the company. Currently, also serves as Chairman of the Board of a retail chain in Canada called The Crafter's Marketplace.

John Edward Rea - Has extensive involvement in family's real estate development company specializing in large-scale projects. Founder and President of The Crafter's Marketplace, a real estate program within a retail-marketing format, Mr. Rea has responsibility of daily operations and management of more than 20 stores, 200,000+ sq. ft. of rental space, 200 employees and over 15,000 tenants. With the responsibility of managing The Crafter's Marketplace and the family's investment interests, Mr. Rea brings to Invvision Capital, Inc. expertise in cost control, people management, and market trend forecasting skills along with daily management responsibilities.


C. Joe Smith - Has over 35 years experience in middle and upper management in the areas of legal, accounting, systems and systems design, data base design, insurance matters, human resources, banking and management reporting. Served as CFO and IT manager for medium-sized companies displaying an in-depth knowledge in all disciplines related to business, its organization and operations. Industry experience includes oil and gas, construction, real estate development, banking, mortgage banking and consulting.

Directors with Stock Ownership:

C. Joe Smith                                                    23,900 Shares
Edward P. Rea                                                      -0- Shares
John Edward Rea                                                    -0- Shares


Item 7.     Financial Statements and Exhibits.

      (c) Exhibits: - *99.1 Exchange Agreement

 Exhibits         Description
 --------         --------------
  16.1            Letter re: Change of Certifying Accountant from Crowder and
                  Pearson
  99.2            Financial Statements of INVVISION CAPITAL, INC.




* Previously filed

                                   Signatures

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                     INVVISION CAPITAL, INC.
                                                     /s/  John Edward Rea
July 3, 2001                                        ---------------------------
                                                     John Edward Rea
                                                     President and Director


                                                    /s/  C. Joe Smith
July 3, 2001                                        ---------------------------
                                                     C. Joe Smith
                                                     Treasurer and Director


July 3, 2001                                       /s/  Hulene Works
                                                    ---------------------------
                                                     Hulene Works
                                                     Secretary


                                       11